                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      -------------------------------------
                                    FORM 8-K
                      -------------------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  May 7, 1999
                                                                  --------------


                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                         1-11311               13-3386776
--------------------------------   ----------------------  ---------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


        21557 Telegraph Road
        Southfield, Michigan                                  48086-5008
--------------------------------------------------         ---------------------
(Address of principal executive offices)                      (zip code)


                                 (248) 447-1500
            ---------------------------------------------------------
                          (Telephone number, including
                        area code, of agent for service)


                                    No Change
            --------------------------------------------------------
                         (Former name or former address,
                          if changes since last report)

ITEM 5. OTHER EVENTS

        On May 7, 1999, Lear entered into a definitive purchase agreement with Johnson Electric Holdings Limited to sell its recently acquired Electric Motor Systems (EMS) business for $310 million, subject to certain post-closing adjustments. Lear acquired the EMS business in its May 4, 1999 acquisition of UT Automotive, Inc. EMS is a supplier of industrial and automotive electric motors and starter motors for small gasoline engines. EMS had 1998 sales of $351 million and has approximately 3,300 employees operating at locations in 10 countries.

        Consummation of the acquisition is contingent upon expiration or termination of applicable waiting periods provided under the Hart-Scott-Rodino Antitrust Improvements Act, applicable foreign competition act approvals and certain other customary conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         B.  Unaudited Pro Forma Consolidated Financial Statements.

         The following unaudited pro forma consolidated statement of operations of Lear for the year ended December 31, 1998 was prepared to illustrate the effects of the completion of the acquisition of Delphi Seating, which was completed on September 1, 1998, the UT Automotive acquisition, the amendment and restatement of our prior senior credit facility in connection with the UT Automotive acquisition, borrowings under our new credit facilities in connection with the UT Automotive acquisition and the anticipated sale of EMS to Johnson Electric Holdings Limited (collectively, the "Transactions"), as if such Transactions had occurred on January 1, 1998.

         The following unaudited pro forma consolidated balance sheet (collectively with the unaudited pro forma consolidated statement of operations, the "Pro Forma Statements") was prepared as if the Transactions had occurred as of December 31, 1998. The Pro Forma Statements are not necessarily indicative of the results that actually would have been achieved if the Transactions reflected therein had been completed on the dates indicated or the results which may be attained in the future.

         The pro forma adjustments are based upon available information and upon certain assumptions that we believe are reasonable. The Pro Forma Statements exclude the estimated effects related to our planned refinancing of the $1.4 billion interim term loan incurred to provide a portion of the UT Automotive purchase price. The Pro Forma Statements and accompanying notes should be read in conjunction with the historical financial statements of Lear, UT Automotive and Delphi Seating, including the notes thereto.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



                                                           YEAR ENDED DECEMBER 31, 1998
====================================================================================================================
                                                            Operating and      Lear/UT        Delphi      Pro Forma
                                  Lear       UT Automotive    Financing       Automotive      Seating        as
                               Historical    Historical(1)   Adjustments      Pro Forma    Pro Forma (2)  Adjusted
--------------------------------------------------------------------------------------------------------------------
                                                       (In millions, except per share data)

Net sales                     $  9,059.4      $ 2,900.3      $      -        $11,959.7       $  669.0    $12,628.7
Cost of sales                    8,198.0        2,365.4             -         10,563.4          651.2     11,214.6
-------------------------------------------------------------------------------------------------------------------
Gross profit                       861.4          534.9             -          1,396.3           17.8      1,414.1
Selling, general and
 administrative expenses           337.0          362.7             -            699.7           41.5        741.2
Restructuring and other charges    133.0            -               -            133.0             -         133.0
Amortization                        49.2           13.0            20.2 (3)       82.4            3.2         85.6
-------------------------------------------------------------------------------------------------------------------
Operating income                   342.2          159.2           (20.2)         481.2          (26.9)       454.3
Interest expense                   110.5           22.2           140.4 (4)      273.1            9.1        282.2
Other (income)/expense, net         22.3            (.6)            -             21.7           (6.1)        15.6
-------------------------------------------------------------------------------------------------------------------
Income before income taxes         209.4          137.6          (160.6)         186.4          (29.9)       156.5
Income taxes                        93.9           57.5           (49.1)(5)      102.3          (11.9)        90.4
-------------------------------------------------------------------------------------------------------------------
Net income                     $   115.5      $    80.1         $(111.5)          84.1       $  (18.0)   $    66.1
===================================================================================================================

Diluted net income per share   $    1.70
Weighted average shares
 outstanding (in millions)          68.0
EBITDA (6)                     $   561.9       $  283.5             -        $   845.4       $  (14.8)   $  830.6
===================================================================================================================

                         YEAR ENDED DECEMBER 31, 1998
=========================================================================
                                Pro Forma    Elimination
                                   as          of EMS
                                Adjusted     Pro Forma(7)    Pro Forma
-------------------------------------------------------------------------



Net sales                      $12,628.7      $  (351.1)     $12,277.6
Cost of sales                   11,214.6         (282.8)      10,931.8
-------------------------------------------------------------------------
Gross profit                     1,414.1          (68.3)       1,345.8
Selling, general and
 administrative expenses           741.2          (35.7)         705.5
Restructuring and other charge     133.0              -          133.0
Amortization                        85.6           (5.2)          80.4
-------------------------------------------------------------------------
Operating income                   454.3          (27.4)         426.9
Interest expense                   282.2          (19.1)         263.1
Other (income)/expense, net         15.6              -           15.6
-------------------------------------------------------------------------
Income before income taxes         156.5           (8.3)         148.2
Income taxes                        90.4           (6.3)          84.1
-------------------------------------------------------------------------
Net income                     $    66.1      $    (2.0)     $    64.1
=========================================================================

Diluted net income per share                                 $    0.94
Weighted average shares
 outstanding (in millions)                                        68.0
EBITDA (6)                     $   830.6     $   (47.5)      $   783.1
=========================================================================

(1) The UT Automotive historical information represents amounts derived from the audited results of operations for UT Automotive's fiscal year ended December 31, 1998. Certain amounts have been reclassified to conform to Lear's presentation.

(2) The Delphi Seating pro forma information reflects (i) Delphi Seating historical unaudited results of operations for the period from January 1, 1998 through September 1, 1998, the date on which Delphi Seating was acquired by Lear and (ii) adjustments to reflect the elimination of net sales between Delphi Seating and Lear, estimated interest on borrowings to finance the acquisition of Delphi Seating, amortization of goodwill from the acquisition of Delphi Seating, income tax effects of the adjustments and the elimination of items with no continuing impact on Lear's results of operations, including the capitalization of fixed asset purchases which were accounted for as impaired assets by Delphi Seating, operating losses at plants which were not included in the acquisition, a charge related to the employee benefit obligations not assumed by Lear and the elimination of certain expenses allocated from the parent.

(3)  The adjustment to amortization represents the following:


=========================================================================================================================
                                                                                            Year Ended
                                                                                         December 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                                                                                           (In millions)
Amortization of goodwill from the acquisition of UT Automotive (over 40 years)                $ 33.2
Elimination of the historical goodwill amortization of UT Automotive                           (13.0)
---------------------------------------------------------------------------------------------------------------------------
                                                                                              $ 20.2
=========================================================================================================================

(4) The adjustment to interest expense represents the following:

=========================================================================================================================
                                                                                                   Year Ended
                                                                                                December 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  (In millions)

Estimated interest on borrowings under our primary credit facilities to finance
the UT Automotive acquisition                                                                       $  145.7
Other changes in interest expense, commitment fees and amortization of deferred finance fees due to the new credit facilities and the amendment and restatement
of our prior senior credit facility                                                                     15.0
Elimination of interest expense on UT Automotive intercompany debt retired upon acquisition            (20.3)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    $  140.4
===========================================================================================================================

(5)  Reflects the income tax effects of the operating and financing adjustments.

(6) "EBITDA" is operating income plus depreciation and amortization. EBITDA does not represent and should not be considered as an alternative to net income or cash flow from operations as determined by generally accepted accounting principles. Excluding the $133.0 million restructuring and other charges recorded in 1998, EBITDA would have been $694.9 million for Lear on a historical basis and $916.1 million on a pro forma basis.

(7) The pro forma EMS information reflects (i) the elimination of EMS's historical unaudited results of operations for the fiscal year ended December 31, 1998 and (ii) adjustments to reflect reduced goodwill amortization of $5.2 million resulting from the elimination of goodwill from the anticipated sale of EMS, reduced interest expense of $19.1 million resulting from the application of the proceeds from the anticipated sale of EMS to reduce the borrowings under our amended and restated $2.1 billion revolving credit facility and the income tax effects of the adjustments.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                             AS OF DECEMBER 31, 1998


===========================================================================================================================
                                                                             Acquisition       Operating and    Lear/UT
                                               Lear       UT Automotive     and Valuation        Financing     Automotive
                                            Historical     Historical(1)  of UT Automotive(2)   Adjustments    Pro Forma
---------------------------------------------------------------------------------------------------------------------------
                                                              (In millions)
               ASSETS
Current assets:
Cash and cash equivalents                       $    30.0   $    43.4      $(2,312.9)        $2,312.9(4)      $    73.4
Accounts receivable, net                          1,373.9       575.2           -                -              1,949.1
Inventories                                         349.6       170.7           -                -                520.3
Recoverable customer engineering and tooling        221.4         -             -                -                221.4
Other current assets                                223.1        70.0           -                -                293.1
-----------------------------------------------------------------------------------------------------------------------
                                                  2,198.0       859.3       (2,312.9)         2,312.9           3,057.3
-----------------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net                1,182.3       709.7           -                -              1,892.0
Goodwill and other intangibles, net               2,019.8       333.1          993.5             -              3,346.4
Other                                               277.2        85.3          (26.7)(3)         18.6(5)          354.4
-----------------------------------------------------------------------------------------------------------------------
                                                $ 5,677.3   $ 1,987.4      $(1,346.1)        $2,331.5         $ 8,650.1
=======================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term borrowings                           $    82.7   $     7.8      $     -          $    -            $   90.5
Accounts payable and drafts                       1,600.8       377.0            -               -             1,977.8
Accrued liabilities                                 797.5       193.5          (15.2)(3)         -               975.8
Current portion of long-term debt                    16.5         1.6            -               -                18.1
-----------------------------------------------------------------------------------------------------------------------
                                                  2,497.5       579.9          (15.2)            -             3,062.2
Long-term liabilities:
Long-term debt                                    1,463.4         5.2            -            2,331.5(6)       3,800.1
Deferred national income taxes                       39.0        38.4            -               -                77.4
Other                                               377.4        98.9          (65.9)(3)         -               410.4
-----------------------------------------------------------------------------------------------------------------------
                                                  1,879.8       142.5          (65.9)         2,331.5          4,287.9


Stockholders' Equity                              1,300.0     1,265.0       (1,265.0)            -             1,300.0
-----------------------------------------------------------------------------------------------------------------------
                                                $ 5,677.3   $ 1,987.4      $(1,346.1)       $ 2,331.5         $8,650.1
=======================================================================================================================

                                                        Lear/UT
                                                       Automotive       Elimination of
               ASSETS                                  Pro Forma       EMS Pro Forma(7)    Pro Forma
                                                      ------------    -----------------    ---------
Current assets:
Cash and cash equivalents                                $    73.4       $  (3.2)           $  70.2
Accounts receivable, net                                   1,949.1         (85.9)           1,863.2
Inventories                                                  520.3         (21.2)             499.1
Recoverable customer engineering and tooling                 221.4             -              221.4
Other current assets                                         293.1          (6.7)             286.4
---------------------------------------------------------------------------------------------------
                                                           3,057.3        (117.0)           2,940.3
---------------------------------------------------------------------------------------------------
Property, plant and equipment, net                         1,892.0         (72.0)           1,820.0
Goodwill and other intangibles, net                        3,346.4        (204.8)           3,141.6
Other                                                        354.4         (27.8)             326.6
---------------------------------------------------------------------------------------------------
                                                         $ 8,650.1       $(421.6)          $8,228.5
===================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term borrowings                                    $   90.5        $     -           $   90.5
Accounts payable and drafts                               1,977.8          (60.8)           1,917.0
Accrued liabilities                                         975.8          (17.6)             958.2
Current portion of long-term debt                            18.1              -               18.1
---------------------------------------------------------------------------------------------------
                                                          3,062.2          (78.4)           2,983.8
Long-term liabilities:
Long-term debt                                            3,800.1         (314.6)           3,485.5
Deferred national income taxes                               77.4              -               77.4
Other                                                       410.4          (28.6)             381.8
---------------------------------------------------------------------------------------------------
                                                          4,287.9         (343.2)           3,944.7

Stockholders' equity                                      1,300.0              -            1,300.0
---------------------------------------------------------------------------------------------------
                                                         $8,650.1        $(421.6)          $8,228.5
===================================================================================================

(1) The UT Automotive historical information represents amounts obtained from the audited balance sheet of UT Automotive as of December 31, 1998. Certain amounts have been reclassified to conform to Lear's presentation.

(2) Assumes a purchase price of $2,312.9 million which consists of $2,300.0 million to acquire UT Automotive and $12.9 million to pay estimated fees and expenses related to the acquisition of UT Automotive. The acquisition of UT Automotive was accounted for using the purchase method of accounting, and the total purchase price was allocated first to assets and liabilities based on their respective fair values, with the remainder ($1,326.6 million) allocated to goodwill. The adjustment to stockholders' equity reflects the elimination of UT Automotive's equity. The allocation of the purchase price above is based on historical costs and management's estimates which may differ from the final allocation due to appraisals of fixed assets and the finalization of plans of restructuring.

(3) Represents the elimination of certain items which are being retained by the seller of UT Automotive.

(4) Reflects proceeds of borrowings under our primary credit facilities of $2,312.9 million.

(5) Reflects the capitalization of fees incurred in establishing our new credit facilities of $18.6 million.

(6)  Reflects the effects of the Transactions as follows:

===========================================================================================================================
Borrowings under our primary credit facilities to finance the acquisition of UT
Automotive                                                                                  $ 2,312.9
Borrowings under our primary credit facilities to pay fees and expenses incurred
in establishing the new credit facilities                                                        18.6

---------------------------------------------------------------------------------------------------------------------------
                                                                                            $ 2,331.5
===========================================================================================================================

(7) The pro forma EMS information reflects (i) the elimination of EMS's historical unaudited balance sheet as of December 31, 1998, including $204.8 million of goodwill recorded in connection with the acquisition of UT Automotive and (ii) an adjustment to reflect reduced borrowings under the amended and restated $2.1 billion revolving credit facility resulting from the application of the assumed proceeds of $310.0 million from the anticipated sale of EMS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         C.  Exhibits

         10.1 Stock Purchase Agreement, dated as of May 7, 1999, between Lear Corporation and Johnson Electric Holdings Limited.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LEAR CORPORATION

                                                /s/ Donald J. Stebbins
                                                -------------------------------
                                                Donald J. Stebbins
                                                Senior Vice President and
                                                Chief Financial Officer

May 11, 1999

                               INDEX TO EXHIBITS


EXHIBIT NO.          DESCRIPTION
-----------          -----------

10.1 Stock Purchase Agreement, dated as of May 7, 1999, between Lear Corporation and Johnson Electric Holdings Limited.